UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 19, 2013

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure
The Federal Home Loan Bank of Indianapolis (“Bank”) announced its intention to repurchase up to $250,000,000 par value of excess stock under redemption request held as of August 31, 2013 by shareholders that are members or former members (or their successors-in-interest). This repurchase is being undertaken for general capital management purposes. Letters to affected shareholders were mailed on September 19, 2013. The Bank also issued a press release concerning the announcement on that date. The stock repurchase will occur on or about October 7, 2013, provided that such repurchase meets all of the terms and conditions of the Bank's Capital Plan as of the date of the repurchase.

Item 9.01. Financial Statements and Exhibits
Press Release, dated September 19, 2013, issued by the Federal Home Loan Bank of Indianapolis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2013

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ROBERT E. GRUWELL
Robert E. Gruwell
Senior Vice President - Chief Financial Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Senior Vice President - Chief Banking Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Federal Home Loan Bank of Indianapolis, dated September 19, 2013